                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report
 (Date of earliest event reported)  February 11, 1994

                           FORD MOTOR CREDIT COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


INCORPORATED IN DELAWARE           1-6368                 38-1612444
- ------------------------   -----------------------      -------------
(State of other juris-     (Commission File Number)      (IRS Employer
diction of incorporation)                               Identification
                                                             No.)


  THE AMERICAN ROAD, DEARBORN, MICHIGAN                     48121
- ----------------------------------------                  ----------
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code   313-322-3000

ITEM 5.  OTHER EVENTS

     Consolidated Financial Statements of Ford Motor Credit
Company ("Ford Credit") and Subsidiaries for the year ended
December 31, 1993 together with the Report of Independent
Accountants of Coopers & Lybrand, independent certified public accountants, and the Ford Credit news release announcing 1993 financial results, filed as Exhibits 20.1 and 20.2, respectively, to this Current Report on Form 8-K, are incorporated by reference herein.

     Ford Motor Company news release announcing 1993 financial results, filed as Exhibit 20.3 to this Current Report on Form
8-K, is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

                                    EXHIBITS

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


DESIGNATION             DESCRIPTION              METHOD OF FILING
- -----------             -----------              ----------------
Exhibit 20.1    1993 Audit of Consolidated          Filed with
                Financial Statements of Ford        this Report
                Credit and Subsidiaries together
                with the Report of Independent
                Accountants of Coopers & Lybrand,
                independent certified public
                accountants.

Exhibit 20.2    Ford Credit news release dated      Filed with
                February 9, 1994.                   this Report



Exhibit 20.3    Ford Motor Company news release     Filed with
                dated February 9, 1994.             this Report

Exhibit 23      Consent of Coopers & Lybrand.       Filed with
                                                    this Report

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                                   FORD MOTOR CREDIT COMPANY
                                                          (Registrant)

Date:  February 11, 1994                           By: /s/ R. P.Conrad
                                                   -------------------
                                                    R. P. Conrad
                                                    Assistant Secretary

                                 EXHIBIT INDEX



DESIGNATION           DESCRIPTION
- -----------     --------------------------

Exhibit 20.1    1993 Audit of Consolidated
                Financial Statements of Ford
                Credit and Subsidiaries together
                with the Report of Independent
                Accountants of Coopers & Lybrand,
                independent certified public
                accountants.

Exhibit 20.2    Ford Credit news release dated
                February 9, 1994.

Exhibit 20.3    Ford Motor Company news release
                dated February 9, 1994.

Exhibit 23      Consent of Coopers & Lybrand.